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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 26, 2001

                                   ----------

                      ORTHODONTIC CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                     1-13457                  72-1278948
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

 3850 N. CAUSEWAY BOULEVARD, SUITE 1040
          METAIRIE, LOUISIANA                                     70002
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (504) 834-4392
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Orthodontic Centers of America, Inc. ("OCA"), OCA Acquisition Corporation, a wholly-owned subsidiary of OCA ("OCA Merger Sub"), and OrthAlliance, Inc. ("OrthAlliance") entered into an Agreement and Plan of Merger, dated as of May 16, 2001 (the "Merger Agreement"), pursuant to which OCA Merger Sub merged with and into OrthAlliance (the "Merger") effective as of November 9, 2001, with OrthAlliance becoming a wholly-owned subsidiary of OCA. In the Merger, each share of OrthAlliance Class A and Class B common stock was converted into the right to receive 0.10135 shares of OCA common stock, with cash to be paid in lieu of fractional shares of OCA common stock. OCA's Registration Statement on Form S-4 (Registration No. 333-66984) (the "Registration Statement") sets forth information regarding the Merger, OCA and OrthAlliance.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     The financial statements of OrthAlliance as of December 31, 2000 and 1999 and for the twelve months ended December 31, 2000, 1999 and 1998, have been previously filed with the Securities and Exchange Commission and incorporated herein by reference to the Registration Statement. Interim financial statements of OrthAlliance for the [THREE- AND] nine-month period[S] ended September 30, 2001 and 2000 are not included in this Report, but will be filed by OCA not later than 60 days after the date of this Report.

(b)  Pro Forma Financial Information

     The unaudited pro forma condensed consolidated financial information with respect to the Merger as of December 31, 2000 and for the year ended December 31, 2000, and as of June 30, 2001 and for the six month periods ended June 30, 2001 and 2000, are incorporated herein by reference to the Registration Statement.

     Unaudited pro forma condensed consolidated financial information with respect to the Merger as of September 30, 2001 and for the nine-month periods ended September 30, 2001 and 2000 are not included in this Report, but will be filed by OCA not later than 60 days after the date of this Report.

(c)  The following exhibits are filed herewith:

Exhibit Number       Description

2.1 Agreement and Plan of Merger, dated as of May 16, 2001, between Orthodontic Centers of America, Inc., OCA Acquisition Corporation and OrthAlliance, Inc. (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2001)

23.1                 Consent of Arthur Andersen LLP

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ORTHODONTIC CENTERS OF AMERICA, INC.

                                       By: /s/ Bartholomew F. Palmisano, Sr.
                                           -------------------------------------
                                           Bartholomew F. Palmisano, Sr.
                                           Chairman of the Board, President and
                                           Chief Executive Officer

Date: November 26, 2001

                                       3

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION
-------              -----------

2.1                  Agreement and Plan of Merger, dated May 16, 2001, between
                     Orthodontic Centers of America, Inc., OCA Acquisition
                     Corporation and OrthAlliance, Inc. (incorporated by reference to Exhibit 99.1 of the Registrant's Current
                     Report on Form 8-K filed with the Securities and Exchange
                     Commission on May 18, 2001)

23.1                 Consent of Arthur Andersen LLP

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